BUSINESS FIRST
BANCSHARES

Q3 2021 Results


BUSINESS FIRST BANCSHARES
NASDAQ: BFST
Nasdaq

TABLE OF CONTENTS

Special Note Concerning Forward-Looking Statements

This investor presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Actual results will also be significantly impacted by the effects of the ongoing COVID-19 pandemic, including, among other effects: the impact of the public health crisis; the extent and duration of closures of businesses, including our branches, vendors and customers; the operation of financial markets; employment levels; market liquidity; the impact of various actions taken in response by the U.S. federal government, the Federal Reserve, other banking regulators, state and local governments; the adequacy of our allowance for loan losses in relation to potential losses in our loan portfolio; and the impact that all of these factors have on our borrowers, other customers, vendors and counterparties. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in "Forward Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 5, 2021 (as amended in the Company's Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.

Additional Information and Where to Find it

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction between Business First and Texas Citizens Bancorp, Inc. ("Texas Citizens") (the "Proposed Transaction"). No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer or solicitation would be unlawful.

In connection with the Proposed Transaction, Business First will file with the SEC a registration statement on Form S-4 (the "Registration Statement") that will include a proxy statement of Texas Citizens and a prospectus of Business First (the "Proxy Statement-Prospectus"), and Business First may file with the SEC other relevant documents concerning the Proposed Transaction. The Proxy Statement-Prospectus will be mailed to the shareholders of Texas Citizens. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT-PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY BUSINESS FIRST, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Free copies of the Proxy Statement-Prospectus, as well as other filings containing information about Business First, may be obtained at the SEC's Internet site (http://www.sec.gov), when they are filed by Business First. You will also be able to obtain these documents, when they are filed, free of charge, from Business First at www.b1bank.com. Copies of the Proxy Statement-Prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Business First Bancshares, Inc., 500 Laurel Street, Suite 101, Baton Rouge, LA 70801, Attention: Corporate Secretary, Telephone: 225-248-7600 or to Texas Citizens, 4949 Fairmont Parkway, Suite 100, Pasadena, TX 77505, Attention: Corporate Secretary, Telephone: 713-948-5700.

Participants in Solicitation

Business First, Texas Citizens and certain of their directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Texas Citizens in connection with the Proposed Transaction. Information about Business First's directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 15, 2021. Information regarding all of the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement-Prospectus pertaining to the Proposed Transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.


Thoughtful, Disciplined Decision-Making
Meaningful Communication
Doing the Right Thing The Right Way
Striving To Be The Best Through Continual Improvement
Relationship Driven Team
b1

b1BANK's five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions, they are the core of our culture, driving our day-to-day interactions between employees, and with our clients to make a positive impact on the communities we serve.


Forbes 2020
BEST-IN-STATE
BANKS
Powered by STATISTA
LOUISIANA


BUSINESS REPORT'S
2021
BEST
PLACES to WORK
IN BATON ROUGE

BUSINESS FIRST BANCSHARES, INC. OVERVIEW

Company Overview

Ticker: BFST (NASDAQ)

Market Capitalization: $477 million (as of September 30, 2021)

Headquarters: Baton Rouge, Louisiana

Franchise Highlights:

- Loan growth of $211 million in 3Q21
- #1 deposit market share in Louisiana for Louisiana-headquartered community banks
- 3 DFW locations totaling $603.2 million in assets
- Opened a new LPO in New Orleans/Metairie, LA.

Financial Highlights of 3Q21 ($ millions)	
Assets	$4,405
Gross Loans Held for Investments	$3,066
Deposits	$3,768
Loan-to-Deposit Ratio	81.4%
Core ROAA(1)	1.00%
Core ROAE(1)	10.0%
NPLs/Total Loans(HFI)(2)	0.45%
Tier 1 Risk-based Capital Ratio(3)	11.33%
Tier 1 Leverage Ratio(3)	9.94%
Total Risk-based Capital Ratio(3)	12.10%
TCE/TA(1)	8.25%


BFST Footprint
DALLAS
SHREVEPORT
MONROE
BANKING CENTERS
SSW INVESTMENTS
LOAN PRODUCTION OFFICES
BATON ROUGE
LAFAYETTE
LAKE CHARLES
NEW ORLEANS

BFST operates 41 banking centers and 2 LPOs across Louisiana and Texas

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.
(3) Preliminary bank level ratios as of September 30, 2021. Consolidated capital ratios will not be available until the FR Y-9C is filed in November 2021.

EXECUTIVE MANAGEMENT



Jude Melville
Director, President and CEO

Age: 47
Year Started at BFST: 2006



Gregory Robertson
EVP, Chief Financial Officer

Age: 49
Year Started at BFST: 2011



Philip Jordan
EVP, Chief Banking Officer

Age: 49
Year Started at BFST: 2008



Mimi Singer Lee
EVP, Chief Human Resources Officer

Age: 44
Year Started at BFST: 2019



Keith Mansfield
EVP, Chief Operations Officer

Age: 45
Year Started at BFST: 2016



Jesse Jackson
EVP, Financial Institutions Group

Age: 45
Year Started at BFST: 2020



Mark Folse
Director, EVP and Chief Risk Officer

Age: 55
Year Started at BFST: 1998[1]



Heather Roemer
SVP, Chief of Staff

Age: 40
Year Started at BFST: 2009

(1) Includes prior experience at Pedestal Bancshares, Inc.

BUSINESS FIRST BANCSHARES

Q3 2021 Results

BALANCE SHEET HIGHLIGHTS

For the quarter ended, $ millions	9/30/2021	Change vs. 6/30/2021	Change vs. 9/30/2020	Q3'21 Highlights
Gross Loans (Excl. HFS)	$3,066.2	7%	-1%	- Gross loans increased $211.4 million, or 7.4% (29.6% annualized) attributable to loan origination in our commercial and nonfarm, nonresidential real estate portfolios. DFW, Greater New Orleans, and the Capital Region (Baton Rouge) account for approximately 87.9% of quarterly loan growth
ALLL + Fair Value Discount on Acquired Loans	$57.5	0%	-2%	- ALLL + Fair Value Discount on Acquired Loans as a percentage of total loans excluding SBA PPP of 1.86%.
Investment Securities	$1,034.5	17%	89%	- Increase in securities portfolio of $151.7 million. Continued securities portoflio growth in line with our overall investment strategy which has an average duration of 4-5 years
Deposits	$3,768.1	1%	16%	- Organic deposit growth offset the expected outflows from PPP and hurricane related deposit balances; however, net new deposit account openings continue to increase YTD 2021, compared to YTD 2020. As noise continues to settle out post PPP deposit growth, forecast remains strong
FHLB Borrowings	$48.0	71%	-59%	- Increase of $20 million in 3Q21 to supplement loan growth and strategically reposition balance sheet in the near term at a low cost
Total Equity	$430.2	0%	8%	- Total Equity remained constant with share repurchases (~$8 million) and dividends (~$2 million) offsetting earnings

Balance Sheet Ratios, $ actual	9/30/2021	Actual 6/30/2021	Actual 9/30/2020	Highlights
Total Risk-based Capital Ratio[(1)]	12.10 %	13.24 %	-- %	
Tangible Common Equity / Tangible Assets[(2)]	8.25 %	8.41 %	8.59 %	
Tangible Book Value Per Share[(2)]	$17.53	$17.24	$16.18	
Gross Loans (Excl. HFS) / Deposits	81.37 %	76.66 %	95.25 %	

(1) Preliminary bank level ratios as of September 30, 2021. Consolidated capital ratios will not be available until the FR Y-9C is filed in November 2021. Ratio not available as of September 30, 2020, due to the bank's use of the Community Bank Leverage Ratio.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation.

QUARTERLY FINANCIAL HIGHLIGHTS

		For the Quarter Ended,				
		9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Profitability	Diluted Earnings per Common Share	$0.50	$0.84	$0.59	$0.67	$0.46
	ROAA	0.95 %	1.58 %	1.15 %	1.37 %	0.98 %
	ROAE	9.47	16.57	11.86	13.86	9.85
	Net Interest Margin	3.71	3.87	4.23	4.26	4.06
	Efficiency Ratio	67.73	56.20	59.40	60.27	65.65
	Core Pre-Tax, Pre-Provision Income[(1)] in millions	$14,834	$25,827	$18,786	$19,924	$15,944
	Core Diluted Earnings Per Common Share[(1)]	$0.53	$0.90	$0.61	$0.68	$0.53
	Core ROAA[(1)]	1.00 %	1.70 %	1.18 %	1.40 %	1.12 %
	Core ROAE[(1)]	10.03	17.79	12.14	14.17	11.28
	Net Interest Margin excluding loan discount accretion[(1)]	3.56	3.71	3.91	3.99	3.81
	Core Efficiency Ratio[(1)]	66.32	53.81	58.61	59.30	61.75
Capital	Tier 1 Leverage Ratio[(2)]	9.94 %	8.23 %	8.37 %	8.79 %	8.74 %
	Total Risk-based Capital Ratio[(2)]	12.10 %	13.24 %	13.95 %	-- %	-- %
	Tangible Common Equity / Tangible Assets[(1)]	8.25 %	8.41 %	8.07 %	8.45 %	8.59 %
	Tangible Book Value Per Share[(1)]	$17.53	$17.24	$16.99	$16.80	$16.18
Asset Quality	NPLs / Loans (Excl. TDRs)[(3)]	0.45 %	0.40 %	0.44 %	0.35 %	0.32 %
	Allowance for Loan Losses / Loans (Excl. HFS)	0.92	0.94	0.83	0.74	0.66
	ALLL + FV Discount on Acquired Lns/ Loans (Excl. HFS)	1.86	2.00	1.88	1.90	1.88
	NCOs / Average Loans	(0.01)	0.03	0.00	0.01	0.03

- Core PTPP Income[(1)] (excluding PPP and accretion) continues to improve quarter over quarter (1Q21 - $10.2 million, 2Q21 - $10.9 million, 3Q21 - $13.3 million) as a result of continued organic loan growth through a focus on banker additions in DFW and New Orleans
- Earnings power continues to drive meaningful quarter over quarter tangible book value improvement
- Asset Quality remains steady while building loan loss reserve to support new loan growth

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Preliminary bank level ratios as of September 30, 2021. Consolidated capital ratios will not be available until the FR Y-9C is filed in November 2021. Risk-based Capital Ratio not available for 2020 periods due to the bank's use of the Community Bank Leverage Ratio.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

STABLE CREDIT PERFORMANCE

Past Due Loans(1)



0.27%
0.44%
0.25%
0.30%
0.17%
0.27%
$8.5
$13.2
$7.7
$8.7
$5.3
3Q20
4Q20
1Q21
2Q21
3Q21
Past Due Loans to Total Loans
Peer Average
Past Due Loans

Nonperforming Loans(1)



0.90%
0.32%
0.35%
0.44%
0.40%
0.45%
$10.0
$10.6
$13.4
$11.5
$13.7
3Q20
4Q20
1Q21
2Q21
3Q21
Nonperforming Loans to Total Loans
Peer Average
NPLs

ALLL & FV Discount(2)



1.88%
1.90%
1.88%
2.00%
1.86%
0.66%
0.74%
0.83%
0.94%
0.92%
3Q20
4Q20
1Q21
2Q21
3Q21
ALLL+Discount to Total Loans
ALLL to Total Loans

Net Charge-offs



0.12%
0.03%
0.01%
0.00%
0.03%
-0.01%
3Q20
4Q20
1Q21
2Q21
3Q21
NCO/Average Loans
Peer Average

Note: Dollars in millions. Peer average based on average of last five quarters ending 2Q21. Gulf South Peer Group defined as: FBMS, FGBI, HBCP, ISTR, OBNK, RRBI

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

(2) Total Loans includes SBA PPP loan balances.

YIELD / RATE ANALYSIS


6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.65%
5.59%
5.53%
5.13%
5.11%
4.06%
4.26%
4.23%
3.87%
3.71%
3.81%
3.99%
3.91%
3.71%
3.56%
0.77%
0.65%
0.50%
0.49%
0.48%
0.54%
0.45%
0.35%
0.34%
0.33%
0.25%
0.25%
0.25%
0.25%
0.25%
Q3'20
Q4'20
Q1'21
Q2'21
Q2'21
NIM
NIM ex. accretion(1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield
Target Fed Funds Rate

Note: Data is as of September 30, 2021. Chart based on GAAP data.
(1) NIM excluding loan discount accretion is a non-GAAP financial measure and excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation.

LOAN PORTFOLIO OVERVIEW – REPRICING OPPORTUNITY

Loan Portfolio HFI

46.9% of all loans HFI (excl. PPP) are floating/variable rate or fixed rate maturing within the next 12-months

86.2% of all floating rate loans would reprice immediately with a shift in interest rates



7.3%
12.5%
16.3%
10.8%
53.1%

	% of Total Loans	Weighted Avg. Rate[1]
Fixed Rate Loans (mature > 1 year)	53.1%	4.65%
Fixed Rate Loans (mature < 1 year)	10.8%	4.87%
Floating Rate with Floors	16.3%	4.30%
Floating Rate without Floors	12.5%	3.92%
Adjustable Rate Loans	7.3%	5.42%
Total	**100.0%**	**4.58%**



All Floating Rate Loans
Floating Loans with Active Floors
% of Floating Rate Loans set to Reprices
86.2%
29.1%
90.4%
50.8%
94.7%
72.8%
98.4%
91.6%
100.0%
100.0%
+25 bps
+50 bps
+75 bps
+100 bps
> +100 bps
Assumed Shift in Interest Rates

Floating Rate Loan Summary	Repricing Opportunity Given the Below Shift in Interest Rates: 0.00% - +0.25%	+0.25% - +0.50%	+0.50% - +0.75%	+0.75% - +1.00%	> +1.00%
Total Outstanding Balance	$ 767.0	$ 37.7	$ 38.3	$ 32.7	$ 14.6
% of Total	86.2%	4.2%	4.3%	3.7%	1.6%
Weighted Average Rate[1]	4.10%	4.18%	4.45%	4.37%	4.86%

- 28.8% of total loans HFI are floating-rate
  - ~86% of all floating rate loans would reprice immediately with a shift in interest rates
  - ~20% of floating rate loans maintain "active" floors
- 81.8% of floating rate loans float on the WSJ Prime Daily Index
- 63.9% of total loans HFI are fixed-rate
  - ~18% of fixed-rate loans mature within the next twelve months[2]

Note: Dollars in millions. Data is as of September 30, 2021. Loan balances are before accounting adjustments and exclude SBA PPP loan balances. "Active" floors reflect a current floating rate below the respective floor.

(1) Reflects weighted average rate for the month-end September 30, 2021.

(2) Includes adjustable rate loans.

OPERATING LOAN GROWTH

Loan Composition by Region



3,500
3,000
2,500
2,000
1,500
1,000
500
0
% of portfolio
19.6%
13.7%
12.6%
18.7%
19.2%
16.2%
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
09/30/21
Capital
North Louisiana
Southwest Louisiana
Bayou
Greater New Orleans
Dallas

YTD 2021 Loan Growth Waterfall[1]



$2,691
$1,177
$(257)
$(535)
$13
$3,089
YTD Annualized Net Operating Growth(1) of 19.8%
Beginning Loans
Originations
Paydowns
Payoffs
Net Refinance
Ending Loans

Note: Data is as of September 30, 2021. Dollars in millions. Loans balances are before accounting adjustments and exclude SBA PPP loan balances.
(1) Reflects YTD annualized growth trends through September 30, 2021.

LOAN COMPOSITION



Commercial, 23.3%
OOCRE, 18.8%
NOOCRE, 17.7%
Construction & Land, 15.2%
1-4 Family, 12.6%
Multi-Family, 3.5%
Consumer & Other, 3.4%
Farmland, 2.8%
Home Equity Loans, 2.6%

COMMERCIAL
Outstanding: $714 million
Unfunded: $313 million
Average Loan: $239 thousand
NPL %(1): 0.75%

OOCRE
Outstanding: $576 million
Unfunded: $43 million
Average Loan: $597 thousand
NPL %(1): 0.44%

NOOCRE
Outstanding: $541 million
Unfunded: $40 million
Average Loan: $988 thousand
NPL %(1): 0.09%

CONSTRUCTION & LAND
Outstanding: $465 million
Unfunded: $283 million
Average Loan: $336 thousand
NPL %(1): 0.26%

1-4 FAMILY
Outstanding: $385 million
Unfunded: $13 million
Average Loan: $123 thousand
NPL %(1): 0.76%

Note: Loan composition excludes SBA PPP loans as of September 30, 2021.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

LOAN COMPOSITION: COMMERCIAL



Commercial Loans By Collateral
Agricultural, 6.3%
Cash/Securities, 10.0%
AR & Inventory, 36.1%
Titled Collateral, 12.8%
All Other, 19.1%
Equipment, 15.7%

C&I loans increased $62 million (9.4%) in 3Q21

Weighted average maturity of Commercial portfolio is 4.38 years

Continuous monitoring of unfunded commitments and line of credit usage



Commercial Line Utilization
Weekly Average Utilization: 45.3%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1-Jul
8-Jul
15-Jul
22-Jul
29-Jul
5-Aug
12-Aug
19-Aug
26-Aug
2-Sep
9-Sep
16-Sep
23-Sep
30-Sep

Note: Data is as of September 30, 2021. Percentages based on loan balances before accounting adjustments and excludes SBA PPP loan balances.

C&D Composition


11.6%
13.6%
4.8%
2.7%
9.5%
4.6%
11.8%
14.7%
6.0%
20.7%

C&D Portfolio	
Raw Land	13.6%
Vacant Residential Lots	9.5%
Vacant Commercial Lots	14.7%
Land Development - Residential	20.7%
Residential Construction - OORE	6.0%
Residential Construction - Non OORE	11.8%
Commercial Construction - Retail	4.6%
Commercial Construction - Office	2.7%
Commercial Construction - Apartment/Multi-Family	4.8%
Commercial Construction - Other	11.6%
Total C&D	**100.0%**
Total C&D Portfolio	**$464,808**
Average Loan Size	**$336**

CRE Composition - Owner Occupied


2.1%
10.0%
18.2%
14.7%
13.9%
41.0%

Owner Occupied CRE Portfolio	
Hotel/Motel	2.1%
Office Building	10.0%
Office/Warehouse	14.7%
Retail	13.9%
Commercial Building	41.0%
Other	18.2%
Total CRE - Owner Occupied	**100.0%**
Total CRE - Owner Occupied Portfolio	**$575,926**
Average Loan Size	**$597**

CRE Composition - Income Producing


12.7%
12.0%
11.6%
5.3%
31.4%
3.0%
8.6%
15.3%

Income Producing CRE Portfolio	
Hotel/Motel	12.0%
Office Building	11.6%
Office/Warehouse	5.3%
Warehouse	3.0%
Retail - Single Tenant	8.6%
Retail - Multi Tenant	15.3%
Commercial Building	31.4%
Other	12.7%
Total CRE - Income Producing	**100.0%**
Total CRE - Income Producing Portfolio	**$541,152**
Average Loan Size	**$988**

Note: Dollars in thousands. Data is as of September 30, 2021. Based on loan balances before accounting adjustments and excludes SBA PPP loan balances.

SECTORS IN FOCUS: INDUSTRY COMPOSITION



Retail, 10.2%
Oil and Gas, 6.1%
Hotel and Motels, 3.4%
Food and Drink Services, 2.9%
Other Hospitality, 1.1%
All Others, 76.3%

Loan portfolio sectors of internal focus determined by current market conditions

- Oil & Gas volatility
- Economic uncertainty related to COVID

Year over year outstanding balances of sectors in focus have remained relatively flat as a percentage of portfolio with stable asset quality

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Sectors in Focus	$733,061	23.7%	$646	$464	0.06%	$3,398	0.46%
All Other	$2,355,653	76.3%	$175	$4,801	0.20%	$10,254	0.36%
TOTAL	**$3,088,714**	**100.0%**	**$219**	**$5,265**	**0.17%**	**$13,652**	**0.44%**

Note: Dollars in thousands. Data is as of September 30, 2021. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

SECTORS IN FOCUS: OIL AND GAS LENDING

Oil and Gas Loans By Function



Construction, 9.1%
Repairs & Maintenance, 16.6%
Other, 10.9%
Manufacturing, 12.4%
Transportation, 18.3%
Professional Services, 17.9%
Equipment Sales and Rental, 14.9%

Oil & Gas portfolio concentration continues to decrease reaching 6.1% of the portfolio

- 3Q20 7.7% of total loan portfolio
- 3Q21 6.1% of total loan portfolio

ALLL + Fair Value Discount on Acquired Loans for Oil and Gas loans totals $15.3 million

- 8.1% of Oil and Gas Portfolio balances
- $13.3 million is related to Pedestal loans

No Shared National Credits in Oil & Gas portfolio

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $(1)	Past Due %	NPL $(1)	NPL%
Repairs & Maintenance	$31,290	1.0%	$447	$0	0.00%	$1,943	6.21%
Equipment Sales and Rental	$28,199	0.9%	$504	$0	0.00%	$0	0.00%
Transportation	$34,515	1.1%	$421	$0	0.00%	$0	0.00%
Professional Services	$33,729	1.1%	$503	$199	0.59%	$0	0.00%
Manufacturing	$23,359	0.8%	$449	$0	0.00%	$0	0.00%
Construction	$17,170	0.6%	$343	$0	0.00%	$33	0.19%
Other	$20,675	0.7%	$574	$0	0.00%	$90	0.43%
TOTAL	**$188,937**	**6.1%**	**$457**	**$199**	**0.11%**	**$2,065**	**1.09%**

Note: Dollars in thousands. Data is as of September 30, 2021. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

SECTORS IN FOCUS: RETAIL LENDING


Retail
Retail non CRE, 11.4%
Single Tenant, 51.7%
Multi-Tenant, 36.9%

Performance continues to remain stable quarter over quarter

No significant concentrations across the portfolio

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Single Tenant	$163,182	5.3%	$661	$0	0.00%	$0	0.00%
Multi-Tenant	$116,641	3.8%	$1,851	$0	0.00%	$0	0.00%
Retail Exposure non CRE	$35,959	1.2%	$272	$0	0.00%	$427	1.19%
TOTAL	**$315,782**	**10.2%**	**$714**	**$0**	**0.00%**	**$427**	**0.14%**

Note: Dollars in thousands. Data is as of September 30, 2021. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.


Hotels and Motels
NonFlagged Hotels & Motels, 14.3%
Short-Term, Stay/Bed & Breakfast, 9.7%
Flagged Hotels and Motels, 76.1%


Food and Drink Services
Bars, Taverns, Pubs, 3.2%
Caterers, 0.2%
Restaurant Suppliers, 2.7%
Full-Service Restaurants, 32.1%
Limited-Service Restaurants, 61.9%

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Hotels and Motels	$106,313	3.4%	$2,215	$0	0.00%	$20	0.02%
Food and Drink Services	$88,280	2.9%	$552	$265	0.30%	$885	1.00%
Event and Banquet	$11,562	0.4%	$413	$0	0.00%	$0	0.00%
Other Hospitality	$22,186	0.7%	$2,465	$0	0.00%	$0	0.00%
TOTAL	**$228,341**	**7.4%**	**$932**	**$265**	**0.12%**	**$905**	**0.40%**

Note: Dollars in thousands. Data is as of September 30, 2021. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

LIQUIDITY AND DEPOSITS

- Core deposits (excl. jumbo CDs) represent 92.1% of total deposits
- $571.2 million, or 80.2% of total CDs, will reprice within the next 12 months[2], providing opportunity to further reduce cost of funds and improve the funding profile
- > $2 billion in liquidity available

Liquidity Sources		
FHLB Borrowings Capacity	$	924
Unencumbered Securities	$	699
Cash Reserves	$	86
Fed Funds Lines Available	$	118
FRB Discount Window[1]	$	350
Total	**$**	**2,177**

Deposit Composition



$3.77B
Noninterest Bearing DDA 31.9%
Interest Bearing DDA 4.7%
NOW Accounts 13.4%
MMDA 23.3%
Savings 7.8%
CDs > $250K 7.9%
Other CDs 11.0%
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Historical Deposit Composition



Total Deposit CAGR: 34.2%
12/31/16: $933; $338; $218; $153; $224
12/31/17: $1,056; $354; $257; $180; $265
12/31/18: $1,734; $571; $429; $351; $382
12/31/19: $1,782; $595; $447; $341; $399
12/31/20: $3,617; $810; $954; $689; $1,164
9/30/2021: $3,768; $713; $1,175; $679; $1,202
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Note: Dollars in millions. Data as of September 30, 2021.
(1) Estimate based on pledging capacity.
(2) CD repricing timeline as of September 30, 2021.

SECURITIES PORTFOLIO

- Portfolio's main purpose is to serve as a source of on balance sheet liquidity
- 100% of securities are classified as available for sale (AFS)
- $930 million in securities AFS, primarily concentrated in agency MBS and municipal securities
  - 3Q21 weighted average yield of 1.61%
  - Weighted average life of 4.9 years
  - Estimated effective duration of 4.5 years
  - $337 million AFS securities pledged as collateral

AFS Securities Portfolio



U.S. Government Agencies 4.9%
Corporate Securities 4.3%
Municipal Securities 34.8%
$1.02B
Mortgage-Backed Securities 56.0%

	Book Value	Market Value	Net Unrealized Gain / (Loss)
Municipal Securities	$ 354.9	$ 356.7	$ 1.8
Mortgage-Backed Securities	572.0	573.3	1.3
Corporate Securities	42.9	44.2	1.3
U.S. Government Agencies	50.7	50.4	(0.3)
Total AFS Securities	**$ 1,020.5**	**$ 1,024.7**	**$ 4.2**

Note: Dollars in millions. Data as of September 30, 2021.

BUSINESS FIRST BANCSHARES

APPENDIX

HISTORICAL FINANCIAL SUMMARY

	For the Fiscal Year Ended December 31,					YTD
	2016	2017	2018	2019	2020	2021
Balance Sheet & Capital						
Total Assets	$1,105,841	$1,321,256	$2,094,896	$2,273,835	$4,160,360	$4,405,217
Gross Loans (Excl. HFS)	810,951	975,284	1,528,469	1,710,265	2,991,355	3,066,236
Deposits	932,795	1,055,533	1,733,934	1,782,010	3,616,679	3,768,121
Total Equity	113,559	179,935	260,058	285,097	409,963	430,221
Tangible Common Equity / Tangible Assets[(1)]	9.52 %	13.04 %	9.90 %	10.36 %	8.45 %	8.25 %
Tier 1 Leverage Ratio[(2)]	9.67	13.53	11.66	10.56	8.79	9.94
Total Risk-based Capital Ratio[(2)]	11.63	15.23	13.91	13.30	--	12.10
Net Loans (Excl. HFS) / Assets	72.60 %	73.15 %	72.43 %	74.68 %	71.37 %	68.97 %
Gross Loans (Excl. HFS) / Deposits	86.94	92.40	88.15	95.97	82.71	81.37
NIB Deposits / Deposits	23.98	25.07	22.05	22.38	32.19	31.89
Commercial Loans / Loans (Excl. HFS)[(3)]	26.28	26.09	23.79	24.27	21.60	23.58
C&D / Total Risk-Based Capital[(4)]	80.1 %	118.8 %	94.6 %	96.0 %	106.0 %	102.5 %
CRE / Total Risk-Based Capital[(4)]	220.2	286.1	216.4	222.5	262.0	245.7
Asset Quality						
NPLs / Loans (Excl. TDRs)[(5)]	0.90 %	1.30 %	0.93 %	0.53 %	0.35 %	0.45 %
NPAs / Assets (Excl. TDRs)[(5)]	0.77	0.98	0.77	0.58	0.48	0.37
Reserves / Loans (Excl. HFS)	1.01	0.90	0.73	0.71	0.74	0.92
NCOs / Average Loans	0.04	0.41	0.00	0.10	0.06	0.02
Profitability Ratios						
Net Income	$5,111	$4,848	$14,091	$23,772	$29,994	$40,068
ROAA	0.45 %	0.40 %	0.84 %	1.11 %	0.88 %	1.23 %
ROAE	4.42	3.68	7.04	8.70	8.42	12.60
Net Interest Margin	3.64 %	4.01 %	4.02 %	4.10 %	4.06 %	3.93 %
Efficiency Ratio	82.00	73.70	71.78	64.37	67.75	60.69
Non-Interest Income / Avg. Assets	0.46	0.47	0.46	0.50	0.63	0.89
Non-Interest Expense / Avg. Assets	3.11	3.07	2.99	2.74	2.95	2.69

Note: Dollars in thousands. YTD as of September 30, 2021.

(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.

(2) Preliminary bank level ratios as of September 30, 2021. Consolidated capital ratios will not be available until the FR Y-9C is filed in November 2021. Total Capital Ratio not available for FY 2020 due to the bank's use of the Community Bank Leverage Ratio.

(3) Excludes SBA PPP loans.

(4) Calculated at the bank level based on FDIC call report data.

(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

COMMERCIAL REAL ESTATE – HISTORICAL PERFORMANCE

	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q3'21
Construction - 1-4 Family Residential	$ 25,032	$ 29,683	$ 37,565	$ 55,485	$ 60,780	$ 68,503	$ 83,311
Other Const, Development, Vacant Land & Lots	72,840	64,742	105,970	155,569	183,401	334,562	381,497
Total Construction	**97,872**	**94,425**	**143,535**	**211,054**	**244,181**	**403,065**	**464,808**
% of Total Loans [(1)]	*12.5%*	*11.6%*	*14.7%*	*13.8%*	*14.2%*	*14.8%*	*15.0%*
% of Total Bank Capital	*86.6%*	*80.1%*	*119.1%*	*94.6%*	*96.0%*	*106.0%*	*102.5%*
Multi-Family Properties	26,058	22,737	20,717	39,273	36,454	95,707	107,551
Commercial Rental	140,150	135,901	174,552	226,723	284,795	496,198	541,152
Other Loans for Real Estate Purposes [(2)]	7,333	6,541	6,869	5,731	708	736	472
Total Outstanding CRE Exposure	**$ 271,413**	**$ 259,604**	**$ 345,673**	**$ 482,781**	**$ 566,138**	**$ 995,706**	**$ 1,113,983**
% of Total Loans [(1)]	*34.8%*	*31.8%*	*35.4%*	*31.6%*	*33.0%*	*36.6%*	*36.1%*
% of Total Bank Capital	*240.3%*	*220.2%*	*286.8%*	*216.4%*	*222.5%*	*262.0%*	*245.7%*
Total Committed CRE Loans	$ 337,686	$ 322,962	$ 442,568	$ 568,607	$ 696,148	$ 1,191,282	$ 1,463,660
Credit Ratings							
Pass-Watch / Special Mention %	3.9%	4.2%	1.1%	1.6%	0.5%	1.7%	2.2%
Classified %	5.6%	1.7%	1.1%	0.9%	0.9%	0.7%	0.7%
Total Watch List % [(3)]	9.5%	5.9%	2.3%	2.5%	1.4%	2.4%	2.9%
Past Dues [(4)]							
Nonaccrual Loans	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,578	$ 1,701
Past Due 90 days or more	-	-	-	-	-	77	-
Total Past Due	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,654	$ 1,701
Total Past Due / Total CRE Loans	*1.4%*	*0.5%*	*0.8%*	*0.1%*	*0.3%*	*0.2%*	*0.2%*
Net Charge Offs YTD [(5)]	$ 99	$ (431)	$ 9	$ (322)	$ (2)	$ 14	$ 120
Net Charge Offs YTD / CRE Loans	*0.04%*	*(0.17%)*	*0.00%*	*(0.07%)*	*(0.00%)*	*0.00%*	*0.01%*

Note: Dollars in thousands.

(1) Total Loans based on outstanding loan balances prior to accounting adjustments and exclude SBA PPP loan balances.
(2) Other Loans for Real Estate Purpose balances based on loan-level data and do not reflect accounting adjustments for fees or discounts.
(3) Percentage based on CRE loans outstanding.
(4) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.
(5) Q4'17 NCOs excludes $600 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction.

OIL AND GAS LENDING – HISTORICAL PERFORMANCE

	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q3'21
Upstream	$ 13,878	$ 14,392	$ 17,742	$ 12,530	$ 9,639	$ 2,305	$ 1,327
Midstream	17,422	35,024	25,490	18,148	6,518	$ 1,669	$ 1,100
Downstream	14,248	11,766	10,144	8,578	4,511	$ 467	$ 76
Support / Services	79,313	73,142	70,765	86,802	77,221	$ 202,710	$ 186,435
Total Energy Exposure	**$ 124,862**	**$ 134,323**	**$ 124,140**	**$ 126,058**	**$ 97,888**	**$ 207,151**	**$ 188,937**
% of Total Loans	*16.0%*	*16.4%*	*12.7%*	*8.2%*	*5.7%*	*7.6%*	*6.1%*
% of Total Bank Capital	*110.5%*	*113.9%*	*103.0%*	*56.5%*	*38.5%*	*54.5%*	*41.7%*
Total Committed Energy Loans	$ 160,537	$ 178,151	$ 160,313	$ 178,073	$ 146,138	$ 279,573	$ 243,052
Credit Ratings							
Pass-Watch / Special Mention %	27.1%	17.1%	17.5%	8.6%	12.1%	8.7%	5.8%
Classified %	0.8%	5.7%	3.1%	7.0%	3.6%	3.2%	3.7%
Total Watch List % (1)	27.8%	22.7%	20.6%	15.6%	15.7%	12.0%	9.5%
Past Dues(2)							
Nonaccrual Loans	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 394	$ 2,065
Past Due 90 days or more	-	-	-	-	-	71	-
Total Past Due	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 465	$ 2,065
Total Past Due / Total Energy Loans	*0.8%*	*0.8%*	*3.1%*	*1.6%*	*0.0%*	*0.2%*	*1.1%*
Net Charge Offs YTD	$ 612	$ 667	$ 2,889	$ -	$ 1,500	$ 251	$ (280)
Net Charge Offs YTD/ Energy Loans	*0.5%*	*0.5%*	*2.3%*	*0.0%*	*1.5%*	*0.1%*	*(0.1%)*

Note: Dollars in thousands. Total Loans based on outstanding loan balances prior to accounting adjustments and exclude SBA PPP loan balances.
(1) Percentage based on Energy loans outstanding.
(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income, ROAA, NIM excluding loan discount accretion

	For the Year Ended December 31,					Fiscal Quarter				
	2016	2017	2018	2019	2020	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21
Core Net Income:										
Net Income	$ 5,111	$ 4,848	$ 14,091	$ 23,772	$ 29,994	$ 9,609	$ 13,834	$ 12,329	$ 17,428	$ 10,311
Adjustments[(1)]:										
Sale of Impaired Credit	$ -	$ (1,815)	$ (69)	$ (72)	$ -	$ -	$ -	$ -	$ -	$ -
Deferred Tax Asset write-down	$ -	$ 1,668	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ -	$ -	$ 93	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ -	$ (280)	$ 568	$ 277	$ 502	$ (125)	$ -	$ 427	$ 310
(Gain)/Loss on Sale of Securities	$ -	$ -	$ (6)	$ (84)	$ (107)	$ (75)	$ (12)	$ 4	$ 39	$ 9
(Gain)/Loss on Sale of Banking Center				$ (243)	$ -	$ -	$ -	$ -	$ -	$ -
Occupancy and bank premises-hurricane repair	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 277	$ 741	$ 167
Stock Option Exercises	$ -	$ -	$ -	$ -	$ (530)	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 187	$ 129	$ 2,945	$ 603	$ 7,832	$ 965	$ 448	$ 8	$ 74	$ 121
Core Net Income	$ 5,298	$ 4,830	$ 16,774	$ 24,545	$ 37,466	$ 11,001	$ 14,145	$ 12,618	$ 18,709	$ 10,918
Core Return on Average Assets:										
Net Income	$ 5,111	$ 4,848	$ 14,091	$ 23,772	$ 29,994	$ 9,609	$ 13,834	$ 12,329	$ 17,428	$ 10,311
Core Net Income	$ 5,298	$ 4,830	$ 16,774	$ 24,545	$ 37,466	$ 11,001	$ 14,145	$ 12,618	$ 18,709	$ 10,918
Average Assets	$ 1,127,773	$ 1,199,788	$ 1,682,177	$ 2,136,081	$ 3,426,120	$ 3,933,631	$ 4,029,660	$ 4,276,430	$ 4,399,911	$ 4,353,885
ROAA	0.45%	0.40%	0.84%	1.11%	0.88%	0.98%	1.37%	1.15%	1.58%	0.95%
Core ROAA	0.47%	0.40%	1.00%	1.15%	1.09%	1.12%	1.40%	1.18%	1.70%	1.00%
ROAE	4.42%	3.68%	7.04%	8.70%	8.42%	9.85%	13.86%	11.86%	16.57%	9.47%
Core ROAE	4.58%	3.67%	8.38%	8.98%	10.51%	11.28%	14.17%	12.14%	17.79%	10.03%
Average Diluted Shares Outstanding	n/a	8,003,822	11,545,943	13,670,777	18,243,445	20,704,444	20,726,648	20,738,013	20,827,786	20,513,838
Diluted Earnings per Common Share		$ 0.61	$ 1.22	$ 1.74	$ 1.64	$ 0.46	$ 0.67	$ 0.59	$ 0.84	$ 0.50
Core Diluted Earnings per Common Share		$ 0.60	$ 1.45	$ 1.80	$ 2.05	$ 0.53	$ 0.68	$ 0.61	$ 0.90	$ 0.53
Net Interest Margin excluding loan discount accretion:										
Net Interest Income	$ 37,592	$ 44,372	$ 62,229	$ 80,198	$ 127,646	$ 36,932	$ 39,584	$ 40,301	$ 37,945	$ 37,294
Adjustments:										
Loan purchase discount accretion	(1,363)	(4,135)	(1,278)	(2,602)	(6,592)	(2,270)	(2,567)	(3,063)	(1,617)	(1,511)
Adjusted Net Interest Income	$ 36,229	$ 40,237	$ 60,951	$ 77,596	$ 121,054	$ 34,662	$ 37,017	$ 37,238	$ 36,328	$ 35,783
Average Interest-earning Assets	$ 1,032,618	$ 1,106,123	$ 1,547,806	$ 1,956,719	$ 3,145,743	$ 3,636,383	$ 3,714,828	$ 3,811,335	$ 3,920,569	$ 4,016,063
Net Interest Margin	3.64%	4.01%	4.02%	4.10%	4.06%	4.06%	4.26%	4.23%	3.87%	3.71%
Net Interest Margin excluding loan discount accretion	3.51%	3.64%	3.94%	3.97%	3.85%	3.81%	3.99%	3.91%	3.71%	3.56%

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE / TBV					
	Fiscal Quarter				
	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 398,086	$ 409,963	$ 416,701	$ 431,006	$ 430,221
Adjustments:					
Goodwill	(53,627)	(53,862)	(53,753)	(60,062)	(60,062)
Core deposit and other intangibles	(10,061)	(9,734)	(9,406)	(13,271)	(12,835)
Total Tangible Common Equity	$ 334,398	$ 346,367	$ 353,542	$ 357,673	$ 357,324
Tangible Assets					
Total Assets	$3,954,670	$4,160,360	$4,443,586	$4,323,959	$4,405,217
Adjustments:					
Goodwill	(53,627)	(53,862)	(53,753)	(60,062)	(60,062)
Core deposit and other intangibles	(10,061)	(9,734)	(9,406)	(13,271)	(12,835)
Total Tangible Assets	$3,890,982	$4,096,764	$4,380,427	$4,250,626	$4,332,320
Common Equity to Total Assets	10.07%	9.85%	9.38%	9.97%	9.77%
Tangible Common Equity to Tangible Assets	8.59%	8.45%	8.07%	8.41%	8.25%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 398,086	$ 409,963	$ 416,701	$ 431,006	$ 430,221
Adjustments:					
Goodwill	(53,627)	(53,862)	(53,753)	(60,062)	(60,062)
Core deposit and other intangibles	(10,061)	(9,734)	(9,406)	(13,271)	(12,835)
Total Tangible Common Equity	$ 334,398	$ 346,367	$ 353,542	$ 357,673	$ 357,324
Common shares outstanding	20,667,237	20,621,437	20,804,753	20,740,759	20,383,504
Book Value per Common Share	$ 19.26	$ 19.88	$ 20.03	$ 20.78	$ 21.11
Tangible Book Value per Common Share	$ 16.18	$ 16.80	$ 16.99	$ 17.24	$ 17.53

Note: Dollars in thousands except per share data.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE / TBV						
	For the Year Ended December 31,					
	2015	2016	2017	2018	2019	2020
Tangible Common Equity / Tangible Assets:						
Tangible Common Equity						
Total Shareholders' Equity	$ 112,449	$ 113,559	$ 179,935	$ 260,058	$ 285,097	$ 409,963
Adjustments:						
Goodwill	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)	(53,862)
Core deposit and other intangibles	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)	(9,734)
Total Tangible Common Equity	$ 106,518	$ 104,456	$ 171,108	$ 202,685	$ 229,908	$ 346,367
Tangible Assets						
Total Assets	$ 1,076,089	$ 1,105,841	$ 1,321,256	$ 2,094,896	$ 2,273,835	$ 4,160,360
Adjustments:						
Goodwill	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)	(53,862)
Core deposit and other intangibles	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)	(9,734)
Total Tangible Assets	$ 1,070,158	$ 1,096,738	$ 1,312,429	$ 2,037,523	$ 2,218,646	$ 4,096,764
Common Equity to Total Assets	10.4%	10.3%	13.6%	12.4%	12.5%	9.9%
Tangible Common Equity to Tangible Assets	10.0%	9.5%	13.0%	9.9%	10.4%	8.5%
Tangible Book Value per Share:						
Tangible Common Equity						
Total Shareholders' Equity	$ 112,449	$ 113,559	$ 179,935	$ 260,058	$ 285,097	$ 409,963
Adjustments:						
Goodwill	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)	(53,862)
Core deposit and other intangibles	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)	(9,734)
Total Tangible Common Equity	$ 106,518	$ 104,456	$ 171,108	$ 202,685	$ 229,908	$ 346,367
Common shares outstanding	7,035,913	6,916,673	10,232,495	13,213,280	13,279,363	20,621,437
Book Value per Common Share	$ 15.98	$ 16.42	$ 17.58	$ 19.68	$ 21.47	$ 19.88
Tangible Book Value per Common Share	$ 15.14	$ 15.10	$ 16.72	$ 15.34	$ 17.31	$ 16.80

Note: Dollars in thousands except per share data.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Efficiency Ratio							
	Fiscal Quarter					Year to date	
	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	9/30/2020	9/30/2021
Core Efficiency Ratio:							
Noninterest Expense	$ 26,951	$ 29,602	$ 26,963	$ 31,116	$ 29,567	$ 87,646	$ 71,391
Core Adjustments	$ (1,206)	$ (568)	$ (360)	$ (1,032)	$ (356)	$ (1,748)	$ (9,062)
Net Interest and Noninterest Income	$ 41,054	$ 49,116	$ 45,389	$ 55,371	$ 43,653	$ 144,413	$ 99,959
Core Adjustments	$ 635	$ (158)	$ -	$ 540	$ 392	$ 932	$ 509
Efficiency Ratio	65.65%	60.27%	59.40%	56.20%	67.73%	60.69%	71.42%
Core Efficiency Ratio	61.75%	59.30%	58.61%	53.81%	66.32%	59.10%	62.04%

Note: Dollars in thousands.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Pre-tax, Pre-provision Earnings					
	Fiscal Quarter				
	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21
Core pre-tax, pre-provision earnings:					
Pre-tax, pre-provision earnings	$ 14,198	$ 19,529	$ 18,421	$ 24,205	$ 14,075
Adjustments:					
Sale of Impaired Credit	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ 635	$ (158)	$ -	$ 540	$ 392
(Gain)/Loss on Sale of Securities	$ (95)	$ (15)	$ 5	$ 50	$ 11
(Gain)/Loss on Sale of Banking Center	$ -	$ -	$ -	$ -	$ -
Occupancy and bank premises- hurricane repair	$ -	$ -	$ 350	$ 938	$ 211
Acquisition-related expenses	$ 1,206	$ 568	$ 10	$ 94	$ 145
Stock Option Exercises	$ -	$ -	$ -	$ -	$ -
Core pre-tax, pre-provision earnings	$ 15,944	$ 19,924	$ 18,786	$ 25,827	$ 14,834

Note: Dollars in thousands.